Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Gold Enhanced Options Income ETF (GLDY)

Defiance Silver Enhanced Options Income ETF (SLVY)

Defiance Oil Enhanced Options Income ETF (USOY)

Defiance Treasury Enhanced Options Income ETF (TLTY)

(the “Funds”)

listed on The Nasdaq Stock Market, LLC

June 6, 2025

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated December 30, 2024,

and where applicable a Fund’s Summary Prospectus

Effective immediately, all references in the Funds’ summary prospectuses, prospectus and SAI to the Funds’ payment of monthly income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a weekly basis.

This change in distribution frequency will take effect in accordance with the following schedule for the first weekly distribution. No distributions are currently scheduled for the Defiance Silver Enhanced Options Income ETF or Defiance Treasury Enhanced Options Income ETF as these Funds have not yet commenced operations as of the date of this supplement.

Fund Name	Declaration Date	Ex/Record Date	Payable Date
Defiance Gold Enhanced Options Income ETF	6/17/2025	6/18/2025	6/20/2025
Defiance Oil Enhanced Options Income ETF	6/17/2025	6/18/2025	6/20/2025

Please retain this Supplement for future reference.